UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

LOCAL BOUNTI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40125	83-3686055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
	490 Foley Lane
Hamilton	MT	59840
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (800) 640-4016

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On June 11, 2025, Local Bounti Corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As further described under Item 5.07 of this report, at the Annual Meeting, the Company’s stockholders approved an amendment (the “Plan Amendment”) to our 2021 Equity Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) for which awards may be granted under the Plan by an additional 2,473,042 shares. Our Board of Directors (our “Board”) previously approved the Plan Amendment on April 3, 2025, subject to stockholder approval.

The description above is qualified in its entirety by reference to the full text of the Plan Amendment, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference into this Item 5.02.

Item 5.07    Submission of Matters to a Vote of Security Holders
As of the Annual Meeting record date of April 14, 2025, there were 10,677,002 shares of Common Stock outstanding and entitled to vote at the Annual Meeting, 81.6% of which were present via live webcast or by proxy at the Annual Meeting, constituting a quorum to conduct business.

At the Annual Meeting, stockholders voted on the following matters:

1.Stockholders elected three Class I directors to our Board to serve for three years and until their successors are elected and qualified or until their earlier resignation or removal, based on the following votes:

Nominee	Pamela Brewster	Michael Molnar	Matthew Nordby
For	6,935,485	6,935,158	6,848,280
Withheld	19,636	19,963	106,841
Broker Non-Votes	1,758,199	1,758,199	1,758,199

2.Stockholders ratified the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2025, based on the following votes:

For	8,617,162
Against	42,007
Abstain	54,151
Broker Non-Votes	0

3.Stockholders approved, for purposes of complying with the rules of the New York Stock Exchange, the issuance of shares of our Common Stock upon the conversion of our outstanding Series A Non-Voting Convertible Preferred Stock, based on the following votes:

For	6,921,479
Against	33,265
Abstain	377
Broker Non-Votes	1,758,199

4.Stockholders approved the Plan Amendment to increase the number of shares for which awards may be granted under the Plan by an additional 2,473,042 shares, based on the following votes:

For	6,504,929
Against	448,579
Abstain	1,613
Broker Non-Votes	1,758,199

Item 8.01    Other Events.
On June 11, 2025, the 10,728,414 outstanding shares of the Company’s Series A Non-Voting Convertible Preferred Stock automatically converted into 10,728,414 shares of the Company’s Common Stock. Following such conversion, there were no shares of preferred stock and 21,709,496 shares of the Company’s Common Stock issued and outstanding.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Local Bounti Corporation 2021 Equity Incentive Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2025	Local Bounti Corporation

	By:	/s/ Kathleen Valiasek
	Name:	Kathleen Valiasek
	Title:	President, Chief Executive Officer and Chief Financial Officer